A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators November 09, 2023

newlake.comOTCQX: NLCP 2 Safe Harbor Statement This presentation has been prepared by the NewLake Capital Partners, Inc. (“we,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Use of Non-GAAP Financial Information Adjusted Funds From Operations ("AFFO”) is a supplemental non-GAAP financial measure used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 By The Numbers 100% Leased — All Triple-Net Leases Founded in 2019 — 2021 IPO ~$427 Million Deployed — Invested & Committed 81.6% AFFO Payout Ratio — Strong Dividend Coverage 32 (2) Properties — 12 States, 1.7 Million Square Feet 0.2x Debt To EBITDA — $89 Million Available Credit Facility 12.2% Wtd. Avg. Yield(3) — 2.6% Annual Rent Escalations Note: (1) Data as of September 30, 2023 (2) Does not reflect the sale of the Company’s Palmer Massachusetts property that occurred subsequent to September 30, 2023 (3) Calculated as if all rents were collected and does not reflect transactions that occurred subsequent to September 30, 2023 1.4% Annualized G&A Ratio — Low General and Administrative Expenses 14.2 Years Remaining Lease Term — Weighted Average 5.4% YoY Dividend Growth — For the 3 months ending September 30, 2023 vs. 2022

newlake.comOTCQX: NLCP 4 Experienced Management Team Anthony Coniglio Chief Executive Officer & President, Director Lisa Meyer Chief Financial Officer, Treasurer & Secretary Jarrett Annenberg Senior Vice President & Head of Investment  Former CEO of Primary Capital Mortgage, a residential mortgage company  14 years at J.P. Morgan as an investment banker leading various businesses  Public company director  Former President & CFO of Western Asset Mortgage Capital Corporation, a NYSE- listed REIT  Extensive experience providing financial leadership to various public and private entities in the real estate industry  Co-Founder of a cannabis REIT leading its acquisition activities  10 years at CBRE in the Transactions and Advisory Services Group, one of the youngest SVPs in the U.S.

newlake.comOTCQX: NLCP 5 Experienced Board of Directors Gordon DuGan Chairman of the Board, Independent Director Alan Carr Independent Director Joyce Johnson Independent Director  Co-Founder and Chairman of the Board of Blackbrook Capital  Chairman of the Board of INDUS Realty Trust (Nasdaq: INDT)  Former CEO of Gramercy Property Trust, a NYSE-listed triple-net lease REIT  Former CEO of W.P. Carey & CO., a NYSE- listed triple-net lease REIT  Director on several boards in diverse industries including Sears Holdings Corporation and Unit Corporation.  Former Managing Director at Strategic Value Partners investing in various sectors in North America and Europe  Chairman of Pacific Gate Capital Management, LLC, an investment firm  Former Senior Managing Director and Partner of Relativity Capital, LLC and Managing Director of Cerberus Capital Management, L.P.  Lead Independent Director at Ayr Wellness  Experienced board member for 22 companies

newlake.comOTCQX: NLCP 6 Experienced Board of Directors Continued Peter Kadens Independent Director Peter Martay Independent Director David Weinstein Director  Co-Founder and former CEO of Green Thumb Industries, Inc., one of the leading public cannabis companies  Co-Founder and former CEO of SoCore Energy, one of the largest commercial solar companies in the U.S.  Former Director of KushCo Holdings, Inc. (OTCQX: KSHB) and Choice Consolidation Corp., a SPAC targeting cannabis businesses  CEO of Pangea Properties, a private apartment REIT that owns more than 13,000 apartments and has completed over $300 million in short term bridge loans on numerous property types across the U.S.  Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank  CEO of NewLake from August 2020 – July 2022, Director Since 2019  Former CEO of MPG Office Trust, a NYSE-listed office REIT  10 years at Goldman Sachs as a real estate investment banker and investor  10 years at Belvedere Capital, a real estate investment firm

newlake.comOTCQX: NLCP 7 Portfolio Overview A geographically diverse national platform • 12 states • 1.7M square feet • Primarily limited-license jurisdictions • 100% leased Note: Data as of September 30, 2023 based on Committed Capital Curaleaf 22.0% Cresco 11.9% Revolutionary Clinics 9.9% Trulieve 9.7% Columbia Care 8.0% C3 8.0% Calypso 7.0% Ayr 6.8% Mint 5.4% Organic Remedies 4.9% Acreage 4.9% PharmaCann 1.1% Green Light 0.5% Tenant/Borrower Composition

NewLake's Underwriting Approach

Industry leading rent collection

Licensing

Emphasis on limited-license jurisdictions

Better operating environment for tenant

Created more value for real estate

Est. # of Licenses Operating[1]



110
54
25
21
20
OR
WA
MA
MO
PA
IL
FL

Tenant Quality

Strong financial profiles

64% Pubic, 36% Private

Vertical Integration Within State



7.5%
92.5%
Vertically Integrated
Not Vertical

Real Estate

Strong property level cashflows

Above market four-wall coverage

Most properties in/near major metropolitan areas

Estimated Four-Wall[2] Coverage



9.8x
4.0x
3.5x
3.3x
2.9x
2.5x
NLCP Retail
NLCP Cultivation
Ground Lease
Hospital
Gaming
Net Lease

Note: Data as of September 30, 2023, Data based on Committed Capital

[1] Cultivation licenses sourced from state reporting and management estimates.

[2] NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q2 2023 property level financial information, when available, and management estimates based on Tenant reporting. REIT industry data based on Green Street Advisory Group U.S. Cannabis Sector Primer, November 2022

NewLake OTCQX: NLCP

newlake.com 8

newlake.comOTCQX: NLCP 9 Financial Overview Shareholder Equity $408 Million Invested & Committed Capital $427 Million Cash $31 Million Debt1 $2 Million Market Capitalization2 $262 Million Stock Price2 $12.65 Dividend Yield3 12.3% Common Shares Outstanding 20,694,363 3Q23 Annualized Dividend4 $1.56 Target AFFO Payout Ratio 80% - 90% 3Q23 Revenue Annualized5 $46.0 Million G&A Expense Ratio Annualized6 1.4% Key Data Dividend Growth per Share $0.37 $0.39 $0.39 $0.39 $0.39 3Q22 4Q22 1Q23 2Q23 3Q23 Note: Data is as of September 30, 2023, unless otherwise noted 1 Debt is comprised of Seller Financing of $1.0 million at 4.0% and $1.0 million on the revolving credit facility at 5.65%. 2 Based on the November 7, 2023, closing price. 3 Calculated as Q3 2023 annualized dividend divided by the November 7, 2023, closing stock price. 4 Annualized based on Q3 2023 dividend of $0.39 per common share, declared on September 15, 2023. 5 Annualized revenue is calculated using actual revenue for the three months ended September 30, 2023. 6 Calculated using annualized General and Administrative Expense, excluding stock-based compensation, for the three months ending September 30, 2023, over Total Assets as of September 30, 2023.

NewLake is Focused on a High-Growth Industry

Meaningful demand for real estate capital positions NewLake for continued AFFO and dividend growth

- **83% of the U.S. population** (279 million people) reside in Medical Markets
- **48% of the U.S. population** (161 million people) reside in Adult-Use Markets
- **88% of the U.S. population** supports Adult-Use and/or Medical Cannabis

Cannabis Industry Near-Term CAGR



Millions
Projected
10.5% CAGR
$26.4
$29.5
$43.4
2022
2023
2027
Source: BDSA

Adult-Use & Medical Markets



WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NJ
DE
MD
DC
RI
AK
HI
Medical Only
Adult Use & Medical

NewLake OTCQX: NLCP
newlake.com 10

newlake.comOTCQX: NLCP 11 Investment Highlights Experienced Team Experienced team with a track record of strong corporate governance and delivering returns for investors Scale and Early Mover NewLake’s scale and early mover advantage positions the Company for long-term success Exceptional Portfolio High-quality portfolio with significant duration and above-market yields Financial Position Solid financial position with significant financial flexibility High-Growth Focus Focus on a high-growth industry with meaningful demand for real estate capital positions NewLake to continue growing AFFO and dividends

newlake.comOTCQX: NLCP 12 Delivering Growth 1.1% 2.8% 1.4% 1.1% 1.4% 2019 2020 2021 2022 2023 G&A as Percentage of Total Assets $0 $9 $22 $39 $40 2019 2020 2021 2022 2023 AFFO Growth $1 $12 $28 $45 $46 2019 2020 2021 2022 2023 Revenue Growth ($ in Millions, expect per share amounts) $0.31 $0.33 $0.35 $0.37 $0.39 $0.39 $0.39 $0.39 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Dividend Growth Per Share (1) (3) 1. Annualized using actual revenue for the three months ended September 30, 2023. 2. Annualized using actual AFFO for the three months ended September 30, 2023. 3. Calculated using annualized G&A expense for the three months ending September 30, 2023, over total assets as of September 30, 2023, excluding stock-based compensation. (2)

Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254